EXHIBIT 10.1

EXECUTION COPY

AMENDMENT NO. 1
TO
STOCK PURCHASE AGREEMENT

AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT, dated as of February 10, 2006 (this "Amendment"), by and among NYMEX Holdings, Inc., a Delaware corporation (the "Company"), General Atlantic Partners 82, L.P., a Delaware limited partnership ("GAP LP"), GapStar, LLC, a Delaware limited liability company ("GapStar"), GAP Coinvestments III, LLC, a Delaware limited liability company ("GAP Coinvestments III"), GAP Coinvestments IV, LLC, a Delaware limited liability company ("GAP Coinvestments IV"), and GAPCO GmbH & Co. KG, a German limited partnership ("GmbH Coinvestment" and, collectively with GAP LP, GapStar, GAP Coinvestments III and GAP Coinvestments IV, the "Purchasers").

W I T N E S S E T H:

WHEREAS, the Company and each of the Purchasers are parties to that certain Stock Purchase Agreement, dated as of November 14, 2005 (the "Purchase Agreement"); and

WHEREAS, in accordance with Section 10.4(b) of the Purchase Agreement, the Company and the Purchasers wish to amend the Purchase Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual promises herein set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Article I

DEFINITIONS

1.1 Defined Terms

. Capitalized terms used in this Amendment and not otherwise defined herein will have the meanings given such terms in the Purchase Agreement.

Article II

AMENDMENT TO PURCHASE AGREEMENT

2.1 Amendment to the Defined Terms of the Purchase Agreement

(a) Each and every instance of the phrase "Restricted Common Stock" in the Purchase Agreement is hereby deleted and substituted with the phrase "Pre-IPO Common Stock."

(b) Each and every instance of the phrase "Unrestricted Common Stock" in the Purchase Agreement is hereby deleted and substituted with the phrase "Conversion Common Stock."

(c) Section 1.1 of the Purchase Agreement is hereby amended by deleting from therein the definition of "Excess Dividend Amount" and "Special Payment."

(d) Section 1.1 of the Purchase Agreement is hereby amended by adding the following terms and meanings in alphabetical order:

"Additional Amount" has the meaning set forth in Section 2.5 of this Agreement.

"Cash Purchase Price" shall have meaning set forth in Section 2.1 of this Agreement.

"Initial Public Offering" means the first bona fide firm commitment underwritten public offering of shares of Conversion Common Stock pursuant to an effective registration statement under the Securities Act, and in which the underwriting is lead managed by an internationally recognized investment banking firm and the shares of Common Stock are listed on The New York Stock Exchange, Inc., The NASDAQ Stock Market, Inc. or another internationally recognized stock exchange.

"IPO Effectiveness Date" means the date upon which the Company closes its Initial Public Offering.

"IPO Price" means the final price per share (after deduction of underwriters, broker or dealer fees, discounts and commissions) set forth on the front cover of the final prospectus included in the registration statement for the Initial Public Offering that is effective with the Commission.

2.2 Amendment to Section 2.1 of the Purchase Agreement

Section 2.1 of the Purchase Agreement is amended by deleting "$135,000,000" in the 6th line thereof and replacing it with the phrase "$160,000,000 (the "Cash Purchase Price") plus the Additional Amount, if any."

2.3 Amendment to Section 2.4 of the Purchase Agreement

Section 2.4 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

"2.4 Closing. Unless this Agreement shall have terminated pursuant to Article IX, and subject to the satisfaction or waiver of the conditions set forth in Articles V and VI, the closing of the sale and purchase of the Purchased Shares (the "Closing") shall take place at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York, at 10:00 a.m., local time, on the second (2nd) Business Day following the date upon which the conditions set forth in Articles V and VI shall be satisfied or waived in accordance with this Agreement, or at such other time, place and date that the Company and the Purchasers may agree in writing (the "Closing Date"). On the Closing Date, the Company shall deliver to each Purchaser a certificate or certificates in definitive form and registered in the name of each such Purchaser, representing its Purchased Shares against delivery by each of the Purchasers to the Company of the aggregate Cash Purchase Price therefor by wire transfer of immediately available funds and the agreements of the Purchasers set forth in Section 2.5 hereof."

2.4 Amendment to Article II of the Purchase Agreement

Article II of the Purchase Agreement is hereby amended by adding the following new Section 2.5 following at the end thereof:

"2.5 Additional Amount. If and only if (a) the Stockholders' Meeting at which the Fundamental Actions are voted upon by the stockholders of the Company and the membership of the Exchange occurs on or prior to March 15, 2006 (as evidenced by a certificate delivered to the Purchasers by the Secretary of the Company), (b) there shall have occurred a special or annual meeting of the stockholders of the Company and the members of the Exchange not later than May 1, 2006 at which there shall have been elected, respectively, (i) all members of the Board of Directors comprised solely of fifteen (15) directors and whose membership is from each of the categories set forth in Article SIXTH, Section (c) of the New Certificate of Incorporation and (ii) all members of the board of directors of the Exchange consisting of the same members who were elected to the Board of Directors as described in the preceding clause (i), and (c) the Company consummates on or prior to December 31, 2006 an Initial Public Offering in which the IPO Price is equal to or greater than $24.51 (subject to adjustments for stock splits, combinations, reclassifications, recapitalizations and other events), then the Purchasers agree, jointly and severally, to deliver to the Company on the IPO Effectiveness Date an aggregate amount in cash equal to $10,000,000 (the "Additional Amount"). Each Purchaser's allocation of the Additional Amount shall be determined by the Purchasers in their sole discretion. Any amounts paid by the Purchasers pursuant to this Section 2.5 shall be additional consideration for the Purchased Shares. If the Additional Amount is paid, then the Company shall make a special distribution of the Additional Amount to stockholders of record of the Company as of the close of business on the Business Day immediately prior to the Closing Date (which shall not include the Purchasers)."

2.5 Amendment to Section 3.7(a) of the Purchase Agreement

Section 3.7(a) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

"(a) As of the date of this Agreement, the authorized capital stock of the Company consists of 816 shares of Common Stock and there are 816 shares of Common Stock issued and outstanding. On the Closing Date, after giving effect to the transactions contemplated by this Agreement (including the issuance of the Purchased Shares), the authorized capital stock of the Company shall consist of (i) 81,600,000 shares of Common Stock, of which 73,440,000 shares shall be issued and outstanding, which includes (A) 24,480,000 shares of Series A-1 Common Stock, of which 24,480,000 shares shall be issued and outstanding, (B) 24,480,000 shares of Series A-2 Common Stock, of which 24,480,000 shares shall be issued and outstanding and (C) 24,480,000 shares of Series A-3 Common Stock, of which 24,480,000 shares shall be issued and outstanding and (ii) 8,160,000 shares of Preferred Stock, of which 8,160,000 shares shall be issued and outstanding. As of the Closing Date, the Company shall reserve an aggregate of 8,160,000 shares of Conversion Common Stock for issuance upon conversion of the Purchased Shares. Except as set forth on Schedule 3.7(a) or as disclosed in the SEC Documents, there are no options, warrants, conversion privileges, subscription or purchase rights or other rights outstanding as of the date of this Agreement to purchase or otherwise acquire (i) any authorized but unissued, unauthorized or treasury shares of the Company's capital stock, (ii) any Stock Equivalents or (iii) any other securities of the Company and there are no commitments, contracts, agreements, arrangements or understandings by the Company to issue any shares of the Company's capital stock or any Stock Equivalents or other securities of the Company. On the Closing Date, the Purchased Shares shall be duly authorized, and when issued and sold to the Purchasers against payment of the Cash Purchase Price and the agreements of the Purchasers set forth in Section 2.5 hereof, will be validly issued, fully paid and non-assessable, will be issued on the basis of a valid exemption from the registration and qualification requirements of all applicable federal, state and foreign securities laws (assuming the truth and accuracy of the representations and warranties of the Purchasers contained in Article IV) and will be free and clear of all Liens, other than (w) those imposed by the Securities Act, (x) those imposed by the New Certificate of Incorporation or the New Bylaws, (y) those imposed by the Investor Rights Agreement or the Registration Rights Agreement or (z) any Lien created by a Purchaser. The shares of Conversion Common Stock issuable upon conversion of the Purchased Shares, when issued in compliance with the provisions of the New Certificate of Incorporation, will be validly issued, fully paid and non-assessable and not subject to any preemptive rights or similar rights that have not been satisfied and will be free and clear of all other Liens, other than (w) those imposed by the Securities Act, (x) those imposed by the New Certificate of Incorporation or the New Bylaws, (y) those imposed by the Investor Rights Agreement or Section 6 of the Registration Rights Agreement or (z) any Lien created by a Purchaser. All of the issued and outstanding shares of Common Stock are duly authorized, validly issued, fully paid and non-assessable, and were issued on the basis of a valid exemption from the registration and qualification requirements of all applicable federal, state and foreign securities laws."

2.6 Amendment to Section 5.16 of the Purchase Agreement

Section 5.16 of the Purchase Agreement is hereby amended and restated in its entirety.

"5.16. New Bylaws; Exchange Bylaws; Board of Directors. The New Bylaws and the Exchange Bylaws shall be effective. William E. Ford shall have been appointed a member of the Board of Directors."

2.7 Amendment to Section 5.18 of the Purchase Agreement

Section 5.18 of the Purchase Agreement is hereby deleted in its entirety.

2.8 Amendment to Section 8.1(h) of the Purchase Agreement Section 8.1(h) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

"(h) pay any dividends to stockholders of the Company (other than dividends in the ordinary course of business in an amount not to exceed an aggregate of $33,600,000 declared on or prior to January 11, 2006);"

2.9 New Section 8.11

The following is hereby added as a new Section 8.11 to the Purchase Agreement:

"8.11. Board Election. The Company hereby agrees to call and arrange for a special or annual meeting of the stockholders of the Company and Members of the Exchange to be held as promptly as permitted under the Exchange Act but no later than May 1, 2006 for the purpose of electing, respectively, (a) all members of the Board of Directors, which shall be comprised solely of fifteen (15) directors and whose membership is from each of the categories set forth in Article SIXTH, Section (c) of the New Certificate of Incorporation and (b) all members of the board of directors of the Exchange consisting of the same members who were elected to the Board of Directors as described in the preceding clause (a)."

2.10 Amendment to Section 9.1(b) of the Purchase Agreement

Section 9.1(b) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

"(b) at the election of the Company or the Purchasers by written notice to the other parties hereto after 5:00 p.m., New York time, on April 30, 2006, if the Closing shall not have occurred, unless such date is extended by the mutual written consent of the Company and the Purchasers; provided, however, that the right to terminate this Agreement under this Section 9.1(b) shall not be available (i) to any party whose breach of any representation, warranty, covenant or agreement under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date or (ii) if the Closing has not occurred solely because any party hereto has not yet obtained any necessary approval from any Governmental Authority or the CFTC, in which case such election may be made after 5:00 p.m., New York time, on May 30, 2006;"

2.11 Amendment to Section 10.13 of the Purchase Agreement

Section 10.13 of the Purchase Agreement is amended by deleting "$250,000" in the 4th line thereof and replacing it with "$500,000."

2.12 Exhibit A to the Purchase Agreement

The form of form of New Certificate of Incorporation attached as Exhibit A to the Purchase Agreement is hereby replaced in its entirety with the form of New Certificate of Incorporation attached hereto as Exhibit A to this Amendment.

2.13 Exhibit B to the Purchase Agreement

The form of New Bylaws attached as Exhibit B to the Purchase Agreement is hereby replaced in its entirety with the form of New Bylaws attached hereto as Exhibit B to this Amendment.

2.14 Exhibit E to the Purchase Agreement

The form of Investor Rights Agreement attached as Exhibit E to the Purchase Agreement is hereby replaced in its entirety with the form of Investor Rights Agreement attached hereto as Exhibit E to this Amendment.

2.15 Exhibit F to the Purchase Agreement

The form of Registration Rights Agreement attached as Exhibit E to the Purchase Agreement is hereby replaced in its entirety with the form of Registration Rights Agreement attached hereto as Exhibit F to this Amendment.

2.16 Exhibit G to the Purchase Agreement

The form of Skadden, Arps, Slate, Meagher & Flom LLP Opinion attached as Exhibit G to the Purchase Agreement is hereby replaced in its entirety with the form of Skadden, Arps, Slate, Meagher & Flom LLP Opinion attached hereto as Exhibit G to this Amendment.

2.17 Exhibit J to the Purchase Agreement

The form of Exchange Certificate of Incorporation attached as Exhibit J to the Purchase Agreement is hereby replaced in its entirety with the form of Exchange Certificate of Incorporation attached hereto as Exhibit J to this Amendment.

2.18 Exhibit K to the Purchase Agreement

The form of Exchange Bylaws attached as Exhibit K to the Purchase Agreement is hereby replaced in its entirety with the form of Exchange Bylaws attached hereto as Exhibit K to this Amendment.

2.19 Effect on the Purchase Agreement

This Amendment shall not constitute a waiver, amendment or modification of any provision of the Purchase Agreement not expressly referred to herein. Except as expressly amended or modified herein, the provisions of the Purchase Agreement are and shall remain in full force and effect and are hereby ratified and confirmed. On and after the date hereof, each reference in the Purchase Agreement to "this Agreement," "herein," "hereof," "hereunder" or words of similar import shall mean and be a reference to the Purchase Agreement as amended hereby. To the extent that a provision of this Amendment conflicts with or differs from a provision of the Purchase Agreement, such provision of this Amendment shall prevail and govern for all purposes and in all respects.

Article III

MISCELLANEOUS

3.1 GOVERNING LAW

THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

3.2 Valid and Binding

This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

3.3 Counterparts

This Amendment may be executed in any number of counterparts, and each counterpart shall constitute an original instrument, but all of such separate counterparts shall constitute one and the same agreement. The counterparts of this Amendment may be executed and delivered by facsimile transmitted by any of the parties to any other party and the receiving party may rely on the receipt of such document so executed and delivered by facsimile as if the original had been received.

3.4 Definitions; Sections and Headings

The headings used in this Amendment are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Amendment. Definitions shall apply equally to both the singular and plural forms of the terms defined.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Amendment on the date first written above.

NYMEX HOLDINGS, INC.

By: /s/ Mitchell Steinhause
Name: Mitchell Steinhause
Title: Chairman and Principal Executive Officer

GENERAL ATLANTIC PARTNERS 82, L.P.

By: GENERAL ATLANTIC LLC,
its General Partner

By: /s/ William E. Ford
Name: William E. Ford
Title: President and Managing Director

GAPSTAR, LLC

By: GENERAL ATLANTIC LLC,
its Sole Member

By: /s/ William E. Ford
Name: William E. Ford
Title: President and Managing Director

GAP COINVESTMENTS III, LLC

By: /s/ William E. Ford
Name: William E. Ford
Title: A Managing Member

GAP COINVESTMENTS IV, LLC

By: /s/ William E. Ford
Name: William E. Ford
Title: A Managing Member

GAPCO GMBH & CO. KG

By: GAPCO MANAGEMENT GMBH,
its General Partner

By: /s/ William E. Ford
Name: William E. Ford
Title: Managing Director